UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 6, 2007
TD AMERITRADE Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-49992	82-0543156
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification Number)
incorporation)

4211 South 102nd Street
Omaha, Nebraska	68127
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (402) 331-7856
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 8.01 Other Events.
On July 6, 2007, TD AMERITRADE Holding Corporation responded to the June 28, 2007 demand of JANA Master Fund, Ltd. and S.A.C. Capital Associates, LLC to inspect the books and records of TD AMERITRADE. In the response, TD AMERITRADE stated that it will not make available any of the requested documents because TD AMERITRADE believes that the demand does not comply with the requirements of Delaware law.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TD AMERITRADE HOLDING CORPORATION
Date: July 6, 2007	By:	/s/ William J. Gerber
		Name:	William J. Gerber
		Title:	Chief Financial Officer